OTHER LIABILITIES (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2016 USD ($)	Dec. 31, 2016 CNY (¥)	Dec. 31, 2015 CNY (¥)
OTHER LIABILITIES
Customer rebates payable	$ 3,686	¥ 25,594	¥ 14,832
Taxes and surcharges payable	9,420	65,406	17,297
Accrued offering costs			5,593
Acquisition consideration payable			10,000
Accrued expenses and others	1,803	12,507	4,813
Total	$ 14,909	¥ 103,507	¥ 52,535